CASH AND CASH EQUIVALENTS (Details 3) - CLP ($) $ in Millions	Dec. 31, 2017	Dec. 31, 2016
Assets (Cash in the process of collection)
Outstanding notes from other banks	$ 66,996	$ 60,546
Funds receivable	90,021	85,223
Subtotal assets	157,017	145,769
Liabilities (Transaction in the course of payment)
Funds payable	109,496	67,413
Subtotal liabilities	109,496	67,413
Net items in course of collection	$ 47,521	$ 78,356